EXHIBIT 10.1

                              SEPARATION AGREEMENT


         This Separation Agreement (this "AGREEMENT") is made and entered into as of this 30th day of April 2004, by and between Ironclad Performance Wear Corporation, a California Corporation (the "COMPANY"), and Eduard Jaeger ("EXECUTIVE").

                                    RECITALS

         A. The Company's Board of Directors (the "BOARD") has determined that it is fair and reasonable as to the Company and its shareholders, and in the best interests of the Company to properly compensate Executive in connection with his employment, and for the execution, in April of 2004, of a bank loan guarantee whereby Executive personally guaranteed the Company's obligations under its existing bank loan.

         B. In order to induce Executive to remain in its employ and to provide the personal guarantee, the Company has entered into this Agreement with Executive.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as set forth below.

         1. TERMINATION OF EXECUTIVE OTHER THAN FOR CAUSE. If the Company terminates Executive's employment with the Company at any time other than for Cause, then the Company shall pay Executive the following (the "TERMINATION AMOUNTS"):

                  1.1 All  accrued  and  unpaid  salary  and other  compensation
payable  to  Executive  by  the  Company  for  services   rendered  through  the
termination date, payable in a lump sum payment on the termination date; and

                  1.2 A cash amount equal to Two Hundred Thousand Dollars ($200,000), payable in installments throughout the one (1) year period following the termination date in the same manner as the Company pays salaries to its other executive officers.

         2. TERMINATION FOR CAUSE. For the purposes of this Agreement, termination for "Cause" shall mean termination by reason of:

                  2.1 Any act or omission knowingly undertaken or omitted by Executive with the intent of causing damage to the Company, its properties, assets or business or its shareholders, officers, directors or employees;

                  2.2  Any  improper  act  of  Executive  involving  a  material personal profit to Executive, including, without limitation, any fraud, misappropriation or embezzlement, involving properties, assets or funds of the Company or any of its subsidiaries;

                  2.3 Executive's consistent failure to perform his normal duties as directed by the Chairman of the Board, in the sole discretion of the Board;


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                  2.4  Conviction  of, or pleading nolo  contendere  to, (A) any crime or offense involving monies or other property of the Company; (B) any felony offense; or (C) any crime of moral turpitude; or

                  2.5 The chronic or habitual use or consumption of drugs or alcoholic beverages.

         3. NO MITIGATION OR OFFSET. Payment of any sum under this Agreement shall not be subject to any claim of mitigation nor shall the Company be entitled to any right of offset with respect thereto.

         4. GENERAL RELEASE AND NON-COMPETITION AGREEMENT. As a condition to the payment of the Termination Amounts described above, Executive shall execute and deliver a general release to the Company in the form attached hereto as EXHIBIT A, and a Non-Competition Agreement in the form attached hereto as EXHIBIT B.

         5. GENERAL PROVISIONS.

                  5.1 NOTICES. All notices, requirements, requests, demands, claims or other communications hereunder shall be in writing. Any notice, requirement, request, demand, claim or other communication hereunder shall be deemed duly given (i) if personally delivered, when so delivered, (ii) if mailed, two (2) business days after having been sent by registered or certified mail, return-receipt requested, postage prepaid and addressed to the intended recipient as set forth below, or (iii) if sent through an overnight delivery service under circumstances by which such service guarantees next day delivery, the date following the date so sent:

If to the Company, to:              Ironclad Performance Wear Corporation
                                    12506 Beatrice Street
                                    Playa Vista, California 90066
                                    Attn: Board of Directors


If to Executive to:                 Eduard Jaeger


Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.


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                  5.2 ASSIGNMENT.  This Agreement and the benefits hereunder are personal to Executive and are not assignable or transferable. The Company may not assign this Agreement to any person, firm or company; provided however, that this Agreement and the benefits hereunder may be assigned by the Company to any corporation into which the Company may be merged or consolidated, and this Agreement and the benefits hereunder will automatically be deemed assigned to any such corporation.

                  5.3 ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and cancels any and all previous written or oral negotiations, commitments, understandings, agreements and any other writings or communications in respect of such subject matter.

                  5.4 AMENDMENTS. This Agreement may be modified, amended, superseded or terminated only by a writing duly signed by both parties.

                  5.5 SEVERABILITY. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

                  5.6 NO WAIVER. Any waiver by either party of a breach of any provisions of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of either party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or to deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                  5.7 BINDING EFFECT. Subject to the provisions of SECTION 5.2, this Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their permitted assigns, successors and legal representatives.

                  5.8 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same document.

                  5.9 GOVERNING LAW. This Agreement has been negotiated and entered into in the State of California and shall be construed in accordance with the laws of the State of California, without regard to conflicts of law principles thereof.


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         IN WITNESS  WHEREOF,  the  Company  has  caused  this  Agreement  to be executed on its behalf by its duly authorized officer and Executive has executed the same as of the day and year first above written.

                                    THE COMPANY

                                    IRONCLAD PERFORMANCE WEAR CORPORATION


                                         /s/ Pete Bloomer
                                    By: ____________________________
                                           Pete Bloomer
                                           Chairman



                                    EXECUTIVE


                                    /s/ Eduard Jaeger
                                    --------------------------------
                                    Eduard Jaeger


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                                    EXHIBIT A

                                 FORM OF RELEASE


WAIVER UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE. With regard to any claims which may exist or arise out of the Executive's current or any prior affiliation with the Company (the "Disputes"), Executive expressly waives all claims against the Company, including, without limitation, any and all rights under Section 1542 of the Civil Code of the State of California which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Executive waives and releases any right or benefit that he has or may have under any similar law or rule of any other jurisdiction pertaining to the Disputes. It is the intention of Executive, through this Agreement, fully, finally, and forever to settle and release all such matters and claims relative thereto which have existed, do now exist or may exist between the parties arising out of or related to the Disputes. In furtherance of such intention, the release herein given shall be, and remain in effect as, a full and complete release of such matters notwithstanding the discovery of the existence of any additional claims or facts relating thereto.